UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

RUBY TUESDAY, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-12454	63-0475239
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

333 East Broadway Avenue

Maryville, Tennessee 37804

(Address of Principal Executive Offices)

(865) 379-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 21, 2017, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) between Ruby Tuesday, Inc. (the “Company”), a Georgia corporation, RTI Holding Company, LLC, a Delaware limited liability company (“Parent”), and RTI Merger Sub, LLC, a Georgia limited liability company and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), Merger Subsidiary was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of Parent.

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Sale-leaseback Transactions

In connection with the consummation of the Merger, on December 21, 2017, the Company entered into a Real Estate Sale Contract (the “Sale Agreement”) among the Company and Strategic Financial Intermediation II, LLC (“Finco”), an affiliate of Parent. Under the terms of the Sale Agreement, Finco purchased certain real properties from the Company for approximately $242 million. Finco simultaneously sold the same properties to five strategic buyers (collectively, the “Purchasers”), and such Purchasers concurrently, as landlords for each respective pool of properties acquired by such Purchasers, leased all of the real properties back to the Company, as tenant.

The Senior Secured Credit Facility

In connection with the consummation of the Merger, on December 21, 2017, the Company and certain of its subsidiaries, as borrowers, entered into that certain Credit and Guaranty Agreement (the “Credit Agreement”), among other parties, with Goldman Sachs Specialty Lending Group, L.P. (“GSSLG”), as administrative agent, collateral agent and syndication agent, and a syndicate of banks and other financial institutions (the “New Credit Facility”). The New Credit Facility provides for (1) a term loan to be drawn on the closing date of the Merger in the principal amount of $115,000,000 (the “Term Loan”) and (2) up to $12,500,000 of revolving commitments to be used for the issuance of standby letters of credit (the “LC Facility”).

Maturity. The New Credit Facility will mature on December 21, 2022.

Interest Rate. The New Credit Facility will bear interest calculated on a 360-day basis at a floating rate per annum of, at the Company’s option, LIBOR plus 8.00% or a base rate (as determined in the Credit Agreement) plus 7.00%. The base rate is subject to an interest rate floor of 4.00% and LIBOR is subject to an interest rate floor of 1.00%. In addition, the Term Loan will bear interest at a fixed rate (calculated on the basis of a 360-day year for the actual number of days elapsed) equal to 2.00% per annum accruing with respect to the outstanding principal balance, which shall be compounded each fiscal quarter, but shall be due and payable at maturity. During the continuance of an event of default, an additional 2% default interest rate will apply to borrowings under the New Credit Facility.

Fees. The New Credit Facility imposes certain fees, including an undrawn facility fee and a fee based on the maximum aggregate amount available to be drawn under all letters of credit issued under the LC Facility.

Prepayment. The Credit Agreement contains customary provisions regarding mandatory prepayments of the Term Loan.

Security Interest. The New Credit Facility is secured by (1) a guarantee by each of the borrowers, including the Company, on the obligations of each of the other credit parties, (2) a first priority security interest in substantially all the assets of the borrowers, (3) a first priority pledge on 100% of the equity securities of each domestic subsidiary of the borrowers and 65% of the equity securities of each foreign subsidiary of the borrowers, and (4) a mortgage on certain owned real properties of the Company and its subsidiaries.

Certain Affirmative Covenants. The Credit Agreement contains certain customary affirmative covenants for facilities of this type (subject to materiality thresholds, baskets and other exceptions and qualifications), including covenants relating to: delivery of financial statements and plans, required notices, payment of taxes, maintenance of properties, inspections and compliance with laws.

Certain Negative Covenants. The Credit Agreement also contains certain negative covenants for facilities of this type (subject to materiality thresholds, baskets and other exceptions and qualifications), including covenants relating to: restrictions on the incurrence of indebtedness and liens, negative pledges, making restricted payments and investments, compliance with certain financial ratios, undergoing fundamental changes, dispositions of assets or subsidiaries and entry into certain transactions.

Events of Default. The Credit Agreement contains certain events of default (subject to materiality thresholds and grace periods), including payment default, failure to comply with covenants, material inaccuracy of representations and warranties, and bankruptcy or insolvency proceedings. In addition, if an event of default occurs under the Credit Agreement and is not cured, GSSLG may, among other things, discontinue extending credit under the Credit Agreement and declare outstanding amounts immediately due and payable.

Item 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Mortgage Loan Obligations with First Tennessee Bank, N.A.

In connection with the consummation of the Merger, on December 21, 2017, the Company repaid in full all outstanding amounts pursuant to its mortgage loan obligations with First Tennessee Bank, N.A., as lender.

UBS Senior Secured Revolving Credit Agreement

In connection with the consummation of the Merger, on December 21, 2017, all amounts due and owing under that certain senior secured revolving credit agreement, dated as of May 26, 2017 (as amended, supplemented or otherwise modified from time to time) (the “Prior Credit Facility”), among the Company, UBS AG, Stamford Branch, as administrative agent and as issuing bank, and other parties, were paid and the Prior Credit Facility was terminated in accordance with its terms.

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On December 21, 2017, the Company notified the New York Stock Exchange (“NYSE”) that the Merger was consummated. In addition, the Company anticipates that the NYSE will file a delisting application on Form 25 with the SEC on December 22, 2017 to report the delisting of the Company Stock from the NYSE.

Item 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth under the “Introductory Note” and Item 5.03 hereof are incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”) and as a result of the Merger, each share of common stock of the Company (“Company Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive $2.40 in cash without interest (“Merger Consideration”), other than those shares as to which dissenters’ rights have been properly exercised under the Georgia Business Corporation Code. All such shares of Company Stock were automatically cancelled and retired and ceased to exist.

Furthermore, at the Effective Time and as a result of the Merger, each outstanding stock option, service-based restricted stock unit and phantom stock unit, performance-based restricted stock unit and phantom stock unit, and share of restricted stock of the Company were vested (and in the case of performance-based restricted stock units and phantom stock units, vested at “target” level) and cancelled, and the holder thereof were entitled to payment, in each case based on the Merger Consideration. In addition, at the Effective Time and as a result of the Merger, each outstanding performance-based cash award of the Company were vested and entitled to be paid out at its “target” level, prorated for the number of days that have elapsed since the beginning of the year in which the Effective Time occurs (up to and including the date on which the Effective Time).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) on October 16, 2017, and which is incorporated herein by reference.

Item 5.01	CHANGES IN CONTROL OF REGISTRANT

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent. The information set forth under the “Introductory Note” and Items 3.03 and 5.02 hereof are incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Effective Time, all of the members of the board of directors of the Company were removed under the terms of the Merger Agreement. The board of directors included the following individuals immediately prior to the Effective Time: Mark W. Addicks, F. Lane Cardwell, Jr., Kevin T. Clayton, Donald E. Hess, Bernard Lanigan, Jr., Jeffrey J. O’Neill, Stephen I. Sadove and James F. Hyatt, II. Also at the Effective Time, Aziz Hashim, Shawn Lederman, and Susan Beth became the directors of the Company. Mr. Hashim, Mr. Lederman and Ms. Beth are also directors of NRD Capital Management, an affiliate of Parent and Merger Subsidiary.

Mr. Hyatt also announced as of the Effective Time, his immediate resignation from his position as the Company’s President and Chief Executive Officer. At the Effective Time, Mr. Hashim was appointed by the board of directors as President and Chief Executive Officer of the Company.

Mr. Hashim, 50, is the founder and managing partner of NRD Capital Management and controls the operations of NRD Partners II, L.P., an affiliate of Parent and Merger Subsidiary. Based in Atlanta, NRD Capital Management is focused on supporting the growth of high quality consumer brands by positioning them for accelerated success, and its portfolio now includes successful QSR concepts like Fuzzy's Taco Shop and the iconic American brand Frisch's Big Boy, acquired by an affiliate of NRD Capital Management in 2015. Mr. Hashim brings to the Company demonstrated management, operational and leadership ability, and has been internationally recognized for expertise in the foodservice and franchising industry. Mr. Hashim previously served as Chairman of the Board of Directors for the International Franchise Association (IFA), representing the franchise industry and its $1.3 trillion in annual economic output.

Item 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, the articles of incorporation and the bylaws of the Company were amended and restated, effective December 21, 2017. The resulting articles of incorporation and the bylaws of the Surviving Corporation as so amended and restated are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	other events

On December 21, 2017, the Company issued a news release announcing the approval of the Merger Agreement in the special meeting of shareholders of the Company held on December 20, 2017 and the consummation of the Merger. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also, on December 21, 2017, the Company provided notice (the “Notice”) of an optional redemption (the “Redemption”) to the holders of its 7.625% Senior Notes due 2020 (the “Notes”) pursuant to the Indenture, dated as of May 14, 2012, by and between the Company, and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as amended, supplemented or modified (the “Indenture”). Pursuant to the Notice, the Company has elected to redeem all of the outstanding principal amount of the Notes on January 20, 2018 (the “Redemption Date”). The redemption price of $219,523,324.29, is equal to 100.96% of the principal amount of such Notes redeemed, plus accrued and unpaid interest thereon to the Redemption Date, as set forth in the Indenture. The Company has instructed the Trustee to send a notice of redemption in the name of the Company to all currently registered holders of the Notes.

This Current Report on Form 8-K does not constitute a notice of redemption under the Indenture, nor an offer to tender for, or purchase, any Notes or any other security.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 16, 2017, among the Company, Parent and Merger Subsidiary (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 16, 2017).

3.1	Amended and Restated Articles of Incorporation of the Surviving Corporation.

3.2	Amended and Restated Bylaws of the Surviving Corporation.

99.1	Press Release of the Company, dated December 21, 2017.

Forward Looking Statements

Certain statements in this communication regarding the transaction between the Company and Parent are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about the Company and Parent, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in the Company’s definitive proxy statement, most recent report on Form 10-K, Form 10-Q and other documents on file with the SEC.

The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Neither the Company nor Parent can guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor Parent assumes responsibility for the accuracy and completeness of any of these forward-looking statements. The Company and Parent assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2017

RUBY TUESDAY INC.

By:	/s/ Rhonda Parish
Rhonda Parish
Chief Legal Officer